UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): May 19, 2005 (May 16, 2005)

RBS GLOBAL, INC.	REXNORD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Delaware	Delaware
(State of Incorporation or Organization)	(State of Incorporation or Organization)

333-102428	033-25967-01
(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue, Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(ZIP Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K of Rexnord Corporation (“Rexnord”) dated May 19, 2005, regarding Rexnord’s acquisition of The Falk Corporation (“Falk”) from Hamilton Sundstrand, a subsidiary of United Technologies Corporation, for $295 million, subject to certain adjustments.  As previously reported, the purchase price and related transaction costs were funded with proceeds from a $312 million term loan under our amended and restated credit agreement dated May 16, 2005.  The sole purpose of this Form 8-K/A is to provide the historical financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original Form 8-K filing.

Item 9.01.  Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired

The audited combined balance sheet of The Falk Corporation as of December 31, 2004 and the related combined statements of operations, changes in United Technologies Corporation investment and cash flows for the year ended December 31, 2004 are attached hereto as  Exhibit  99.4.

The unaudited condensed combined balance sheet of The Falk Corporation as of March 31, 2005 and the related unaudited condensed combined statements of operations and cash flows for the three months ended March 31, 2005 and 2004 are attached hereto as Exhibit 99.5.

(b)          Pro Forma Financial Information

The Rexnord Corporation and Subsidiaries unaudited pro forma combined balance sheet as of March 31, 2005 and the unaudited pro forma combined statements of operations for the year ended March 31, 2005 are attached hereto as Exhibit 99.6.

(c)           Exhibits

Exhibit No.	Description

99.4	The Falk Corporation Audited Combined Financial Statements – December 31, 2004
99.5	The Falk Corporation Unaudited Condensed Combined Financial Statements – March 31, 2005
99.6	Rexnord Corporation and Subsidiaries Unaudited Pro Forma Combined Financial Information – March 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 29th day of July 2005.

REXNORD CORPORATION

BY:	/s/ Thomas J. Jansen
Thomas J. Jansen
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 29th day of July 2005.

RBS GLOBAL, INC.

BY:	/s/ Thomas J. Jansen
Thomas J. Jansen
Chief Financial Officer